UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

Ecrypt Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E. Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2015, Brad Lever resigned as the CFO and COO of the registrant.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: May 14, 2015	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer